UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2016

EPIC STORES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-55511	45-5355653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20805 North 19th Avenue, #2, Phoenix, AZ		85027
(Address of principal executive offices)		(Zip Code)

(855) 636-3742
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 5, 2016, we entered into a settlement agreement dated January 5, 2016 (the “Agreement”) with HH-Poca Fiesta, LLC (“HH”), and our subsidiaries, Epic Stores, L.L.C and Epic Stores, LLC, with respect to the settlement of a claim filed by HH in the Maricopa County Superior Court related to a lease dated October 7, 2013 with respect to one of our former retail premises, located at 1110 West Southern Avenue, Suite 20, in Mesa, Arizona.

Pursuant to the terms of the Agreement, HH has agreed to settle its claims against our company in exchange for payment of $200,000, which is to be paid according to the following schedule: (i) $17,000 on or before January 5, 2016 (which has been paid); (ii) $2,000 on or before January 11, 2016 (which has been paid); (iii) $2,000 each week thereafter until March 7, 2016; and (iv) the remaining $165,000 on or before March 11, 2016 (each, a “Settlement Installment”).

In connection with the foregoing, we agreed to deliver an executed stipulation to judgment to HH, which provides for the entry of a judgment in the lawsuit in favour of HH in the amount of $335,000. In the event that any of the Settlement Installments are not made in the time provided in the Agreement (after giving effect to any applicable grace periods), HH will be entitled to immediately file the stipulation with the court, and lodge the judgment for immediate entry by the court, provided that the amounts of any Settlement Installments we have previously paid will be deemed payments against the judgment. Assuming we pay all Settlement Installments as provided in the Agreement, HH will destroy the executed stipulation and the lawsuit will be dismissed, and HH will release our company from any claims related to the lawsuit, the lease and the leased premises.

The foregoing does not purport to be a complete description of the rights and obligations of the parties under the Agreement, and is qualified in its entirety by reference to the Agreement which is filed as Exhibit 10.1 to this current report.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The response set out above under Item 1.01 “Entry into a Material Definitive Agreement” is responsive to this item and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

Exhibits

The following exhibit is incorporated by reference herein:

10.1	Settlement Agreement dated January 5, 2016 among HH-Poca Fiesta, LLC, Epic Stores, L.L.C., Epic Stores, LLC and Epic Stores Corp.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2016	EPIC STORES CORP. By: /s/ Brian Davidson Brian Davidson President, Chief Executive Officer, Secretary, Treasurer and Director

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